Exhibit 10.1

OMNIBUS AMENDMENT AGREEMENT NO. 2

THIS OMNIBUS AMENDMENT AGREEMENT NO. 2 (this “Amendment”), dated as of February 23, 2015, is made among TANDEM DIABETES CARE, INC., a Delaware corporation (the “Borrower”), (i) the financial institutions listed on the signature pages hereof under the heading “EXISTING TERM LOAN LENDERS” (each an “Existing Term Loan Lender” and, collectively, the “Existing Term Loan Lenders”) and (ii) the financial institutions listed on the signature pages hereof under the heading “NEW TRANCHE TERM LOAN LENDERS” (each an “New Tranche Term Loan Lender” and, collectively, the “New Tranche Term Loan Lenders”, and together with the Existing Term Loan Lenders, the “Term Loan Lenders”).

The Borrower and the Existing Term Loan Lenders are parties to an Amended and Restated Term Loan Agreement dated as of April 4, 2014, as amended by that certain Consent and Amendment Agreement, dated as of June 20, 2014 (as so amended, the “Existing Term Loan Agreement”).  The Borrower and the New Tranche Term Loan Lenders are parties to a Term Loan Agreement dated as of April 4, 2014, as amended by that certain Consent and Amendment Agreement, dated as of June 20, 2014 (as so amended, the “New Tranche Term Loan Agreement”).

The Borrower has requested that the Term Loan Lenders extend the period during which the Borrower shall pay interest only on the Loans.  The Term Loan Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1Definitions; Interpretation.

(a)Terms Defined in Term Loan Agreement.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Existing Term Loan Agreement, or the New Tranche Term Loan Agreement, as applicable.

(b)Interpretation.  The rules of interpretation set forth in Section 1.03 of the Existing Term Loan Agreement, or the New Tranche Term Loan Agreement, as applicable, shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2Amendments.

(a)In reliance upon the representations and warranties of the Borrower set forth in this Amendment, the Existing Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(i)The following definitions in Section 1.01 of the Existing Term Loan Agreement shall be amended and restated as follows:

‘“Interest-Only Period” means the period from and including the Closing Date and through and including the twenty-third (23rd) Payment Date.

“PIK Period” means the period beginning on the Closing Date and ending on the earlier to occur of (i) the twenty-third (23rd) Payment Date after the Closing Date and (ii) the date on which any Event of Default shall have occurred (provided that if such Event of Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Event of Default and the twenty-third (23rd) Payment Date after the Closing Date).”

(ii) Section 3.01(a) of the Existing Term Loan Agreement shall be amended and restated as follows:

“(a)Repayment.  During the Interest-Only Period, no payments of principal of the Loans shall be due.  Borrower agrees to repay to the Lenders the outstanding principal amount of the Loans on the Maturity Date.”

(b)In reliance upon the representations and warranties of the Borrower set forth in this Amendment, the New Tranche Term Loan Agreement shall be amended as follows, effective as of the date hereof:

(i)The following definitions in Section 1.01 of the New Tranche Term Loan Agreement shall be amended and restated as follows:

‘“Interest-Only Period” means the period from and including the Closing Date and through and including the twenty-third (23rd) Payment Date.

“PIK Period” means the period beginning on the Closing Date and ending on the earlier to occur of (i) the twenty-third (23rd) Payment Date after the Closing Date and (ii) the date on which any Event of Default shall have occurred (provided that if such Event of Default shall have been cured or waived, the PIK Period shall resume until the earlier to occur of the next Event of Default and the twenty-third (23rd) Payment Date after the Closing Date).”

(ii) Section 3.01(a) of the New Tranche Term Loan Agreement shall be amended and restated as follows:

“(a)Repayment.  During the Interest-Only Period, no payments of principal of the Loans shall be due.  Borrower agrees to repay to the Lenders the outstanding principal amount of the Loans on the Maturity Date.”

SECTION 3Representations and Warranties; Reaffirmation.  To induce the Term Loan Lenders to enter into this Amendment, the Borrower hereby represents and warrants to each Term Loan Lender on the date hereof as follows:

(a)This Amendment is within the Borrower’s corporate powers and has been duly authorized by all necessary corporate and, if required, by all necessary shareholder action.  This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b)Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands the Amendment.

(c)On the date hereof, after giving effect to this Amendment, no Default shall have occurred and be continuing.

SECTION 4Miscellaneous.

(i)Existing Term Loan Agreement and the New Tranche Term Loan Agreement Otherwise Not Affected; No Waiver.  Except as expressly contemplated hereby, the Existing Term Loan Agreement and the New Tranche Term Loan Agreement, respectively, shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.  Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Existing Term Loan Agreement or the New Tranche Term Loan Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Term Loan Lenders reserve all rights, privileges and remedies under the Loan

Documents.  All references in the respective Loan Documents to the Existing Term Loan Agreement or the New Tranche Term Loan Agreement shall be deemed to be references to the Existing Term Loan Agreement or the New Tranche Term Loan Agreement as amended hereby.

(b)No Reliance.  The Borrower hereby acknowledges and confirms to the Term Loan Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(c)Binding Effect.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the Borrower, each Term Loan Lender and their respective successors and assigns.

(d)Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

(e)Complete Agreement; Amendments.  This Amendment and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.  This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 12.04 of the Existing Term Loan Agreement and the New Tranche Term Loan Agreement, respectively.

(f)Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations.  If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

(g)Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

(h)Interpretation.  This Amendment is the result of negotiations between and has been reviewed by counsel to the Term Loan Lenders, the Borrower and other parties, and is the product of all parties hereto.  Accordingly, this Amendment shall not be construed against any of the Term Loan Lenders merely because of any Term Loan Lender’s involvement in the preparation thereof.

(i)Controlling Provisions.  In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other Loan Document, the provisions of this Amendment shall govern and prevail.  Except as expressly modified by this Amendment, the Loan Documents shall not be modified and shall remain in full force and effect.  This Amendment shall be deemed a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

THE BORROWER

TANDEM DIABETES CARE, INC.

By /s/ John Cajigas

Name: John Cajigas

Title: Chief Financial Officer

THE EXISTING TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.

By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

Capital Royalty Partners II

(Cayman) L.P.

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

WITNESS: /s/ Mary Hukill

Name: Mary Hukill

CAPITAL ROYALTY PARTNERS II –

PARALLEL FUND “B” (CAYMAN) L.P.

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II

(CAYMAN) GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

WITNESS: /s/ Mary Hukill

Name: Mary Hukill

THE NEW TRANCHE TERM LOAN LENDERS

CAPITAL ROYALTY PARTNERS II L.P.

By CAPITAL ROYALTY PARTNERS II GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” L.P.

By CAPITAL ROYALTY PARTNERS II - PARALLEL FUND “A” GP L.P., its General Partner

By CAPITAL ROYALTY PARTNERS II – PARALLEL FUND “A” GP LLC, its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory

PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II L.P.,

By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II GP L.P.,
its General Partner

By PARALLEL INVESTMENT OPPORTUNITIES PARTNERS II LLC,
its General Partner

By /s/ Nathan Hukill

Name: Nathan Hukill

Title: Authorized Signatory